TENTH ADDENDUM TO LEASE

This Ninth Addendum to Lease is made and entered into the 24th day of June, 2002, between Conifer Prince street Associates (Landlord) and Patient Infosystems, Inc. formerly DSMI Corporation (Tenant).

WITNESSETH: that Tenant currently leases and occupies approximately 5504 square feet of office space at 46 Prince Street, Rochester, New York 14607 pursuant to a Lease Agreement and First, Second, Third, Fourth, Fifth and Sixth, Seventh, Eighth and Ninth Addenda To Lease, dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996, November 30, 1996 and November 24, 1997, June 16, 1999, November 2000, January 7, 2002 respectively.

WHEREAS, Tenant and Landlord desire to extend the Term of the Lease until December 31, 2002.

NOW, THEREFORE, it is mutually agreed upon by Landlord and Tenant to modify Certain provisions of the Lease as follows:

  Effective upon full execution of this Eighth Addendum to Lease, the Term of the Lease shall be extended for 6 months from July 1, 2002 to December 31, 2002.
  Tenant agrees to pay, Base Rent for its' leased premises, consisting of approximately 5504 square feet, as follows:

	Annual
Period	Per Sq.ft.	Monthly
Month-to-Month	Base Rent	Base Rent
7/30/2002-12/31/2002	$15.60	$7155.20

Except as modified above, all other terms and conditions of the Lease Agreement and First, Second, Third, Fourth, Fifth, Sixth Seventh, Eighth, and Ninth Addenda to Lease dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996 and November 30, 1996 and November 24, 1997, June 16, 1999 November 2000, and January 7, 2002 respectively, shall remain unchanged and in full force and effect.

Agreed to by:                         Agreed to by:
PATIENT INFOSYSTEMS, INC.             CONIFER PRINCE STREET ASSOCIATES
formerly DSMI CORPORATION

By:      /s/Kent A. Tapper            By:        /s/Terryl Butwid
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Date:        6/24/02                  Date:
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